UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 30, 2008

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 30, 2008, Greer Bancshares Incorporated (the “Company”), the parent company of Greer State Bank, issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

On October 30, 2008, the Company mailed a letter to its shareholders. A copy of the shareholder letter is furnished herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
Exhibit 99.1	Press Release dated October 30, 2008.

Exhibit 99.2	Shareholder Letter dated October 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Executive VP and CFO

Dated: November 18, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated October 30, 2008.

Exhibit 99.2	Shareholder Letter dated October 30, 2008.